EXHIBIT 10.1

AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

AMENDMENT, dated as of May 9, 2013 (this "Amendment"), to the AMENDED AND RESTATED LOAN AGREEMENT, dated as of February 14, 2012, as amended (the "Loan Agreement"), between Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the "Borrower"), and BANK OF AMERICA, N.A. (the "Bank").

The parties desire to amend the Loan Agreement.

Therefore, in consideration of the premises and the agreements herein, the
Borrower hereby agrees with the Bank as follows:

1.     Definitions. All terms used herein which are defined in the Loan
Agreement and not otherwise defined herein are used herein as defined therein.

2.     Amendments.

(a)     The definition of "Expiration Date" contained in the Loan
Agreement is hereby amended and restated as follows:

"Expiration Date" means June 12, 2014."

(b)     The second sentence of Section 2.1(a) of the Loan
Agreement is hereby amended and restated as follows:

"The amount of the Facility (the "Commitment") is Five Million Dollars
($5,000,000.00)."

(c)     The following is added as Section 2.9 of the Loan
Agreement:

"2.9 Collateral. The Obligations shall be secured by the pledge by the Borrower to the Bank of an investment account at the Bank which shall contain cash (or its equivalent) in an amount at all times at least equal to the Commitment, which pledge shall be affected by a Pledge Agreement from the Borrower in favor of the Bank, and which Pledge Agreement shall constitute a "Loan Document" for all purposes hereof."

(d)     The following Sections of the Loan Agreement, and all references thereto in the Loan Documents, are hereby deleted: Section 7.2(a), (b), (c) and (d), Section 8.1, Section 8.2 and Section 8.3.

3.     Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

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(a)     The representations and warranties made by the Borrower in the Loan Agreement and in each other Loan Document delivered by the Borrower are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

(b)     The Borrower has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Loan Agreement, as amended hereby.

(c)     The execution, delivery and performance by the Borrower of this Amendment, and the performance by the Borrower of the Loan Agreement, as amended hereby, (i) do not and will not contravene any law or any contractual restriction binding on or affecting the Borrower or any of the Borrower's properties, and (ii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of Borrower's properties, other than in favor of the Bank.

(d) The Loan Agreement, as amended hereby, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

4.     Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that on and after the date hereof, all references in the Loan Agreement to "this Agreement", "hereto", "hereof”, "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment.

5.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6.     Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

MARTHA STEWART LIVING OMNIMEDIA, INC.

By: /s/ Kenneth P. West
Name: Kenneth P. West
Title: EVP, CFO

BANK OF AMERICA, N.A.

By: /s/ Jane Heller
Name: Jane R. Heller
Title: Managing Director